Exhibit 99.2

BIOMED REALTY TRUST, INC.

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED
DECEMBER 31, 2004

San Diego Science Center	Ardentech Court	Maryland
Acquired October 2004	Acquired November 2004	Acquired December 2004
Gemini Science, Pfizer, CovX,	Vicuron Pharmaceuticals	Guilford Pharmaceuticals
Targeted Molecules

All dollar amounts shown in this report are unaudited.

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

BIOMED REALTY TRUST, INC.
TABLE OF CONTENTS
DECEMBER 31, 2004

This supplemental package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the California region, the uncertainty of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the effect of local economic and market conditions, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

BIOMED REALTY TRUST, INC.
COMPANY BACKGROUND
DECEMBER 31, 2004

BioMed Realty Trust, Inc. (the “Company”) is a newly formed, fully integrated, self-administered and self-managed real estate investment trust that acquires, owns, leases, manages and selectively develops laboratory and office space for lease to life science tenants. Tenants include biotechnology and pharmaceutical companies, scientific research institutions, government agencies, physician groups and other entities involved in the life science industry. We target properties located in markets with established reputations as centers for scientific research, including San Diego, San Francisco, Seattle, Maryland, Pennsylvania, New York/New Jersey and Boston.

On August 11, 2004, we completed our initial public offering of 27,000,000 shares of common stock at $15.00 per share resulting in gross proceeds of $405.0 million. On August 16, 2004, in connection with the exercise of the underwriters’ over-allotment option, we issued an additional 4,050,000 shares of common stock and received gross proceeds of $60.8 million. The aggregate proceeds, net of underwriting discounts and commissions and offering costs, were approximately $429.0 million.

Simultaneously with the initial public offering, we obtained a $100.0 million revolving unsecured credit facility, which will be used to finance acquisitions and for other corporate purposes.

From the completion of the initial public offering on August 11, 2004 through September 30, 2004, we completed the acquisition of 13 properties previously described in the initial public offering prospectus. We acquired Industrial Road, Science Center Drive, Bernardo Center Drive, Balboa Avenue, Eisenhower Road and a general partnership interest in McKellar Court from affiliates and others for an aggregate of approximately 2.9 million limited partnership units in BioMed Realty, L.P., our Operating Partnership, aggregate cash consideration of approximately $77.0 million using net proceeds of the initial public offering and the assumption of $14.0 million of debt (excluding $1.7 million of premium). In addition, we acquired seven properties from unaffiliated third parties: Landmark at Eastview, King of Prussia, Elliott Avenue, Monte Villa Parkway, Bridgeview, Bayshore Boulevard and Towne Centre Drive. These properties were acquired for aggregate cash consideration of approximately $323.2 million using net proceeds of the Company’s initial public offering and the assumption of $29.0 million of debt (excluding $3.2 million of premium). Together, the 13 properties represented a total of 2.3 million rentable square feet. The seller of the Bridgeview property exercised its right to extend the closing date on a portion of the property, consisting of one building representing $16.1 million (or approximately 50% of the purchase price), to March 2005 to facilitate a like-kind exchange under Section 1031 of the Internal Revenue Code of 1986, as amended.

On October 21, 2004, we completed the acquisition of San Diego Science Center for approximately $29.8 million in cash. The purchase price was funded through our revolving credit facility. The property contains 105,364 rentable square feet of laboratory and office space and is 84.8% leased to multiple tenants.

On November 18, 2004, we completed the acquisition of Ardentech Court in Fremont, California, for approximately $10.5 million, which was funded through cash on hand of $5.7 million and an assumed mortgage of $4.8 million at a fixed interest rate of 7.25% that matures on July 1, 2012. The property contains 55,588 rentable square feet of laboratory and office space and is fully leased to Vicuron Pharmaceuticals.

On December 17, 2004, we completed the acquisition of two properties located in Baltimore, Maryland, for approximately $25.4 million, which was funded through cash on hand and our revolving credit facility. The two properties contain 168,817 rentable square feet of laboratory and office space and are fully leased to Guilford Pharmaceuticals.

On December 28, 2004, we completed a $49.3 million, five-year mortgage financing with The Northwestern Mutual Life Insurance Company at a rate of 4.55% per annum that matures on January 1, 2010. The debt is secured by three properties: Towne Centre Drive, Monte Villa Parkway and Bayshore Boulevard. The proceeds were used in part to repay outstanding borrowings under our revolving credit facility.

We currently own a portfolio of 17 properties, which includes 33 buildings with an aggregate of approximately 2.6 million rentable square feet.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our web site: www.biomedrealty.com.

BIOMED REALTY TRUST, INC.
INVESTOR INFORMATION
DECEMBER 31, 2004

Board of Directors		Executive Officers
Alan D. Gold	Mark J. Riedy, Ph.D.	Alan D. Gold	Matthew G. McDevitt
Chairman		President and Chief Executive Officer	Vice President, Acquisitions

Gary A. Kreitzer	Theodore D. Roth	Gary A. Kreitzer
Executive Vice President, General
Barbara R. Cambon	M. Faye Wilson	Counsel, and Secretary
Appointed January 10, 2005
Edward A. Dennis, Ph.D.		John F. Wilson, II
Chief Financial Officer

Equity Research Coverage

KeyBanc Capital Markets	Raymond James
Francis Greywitt / Michael Salinsky	Paul D. Puryear / Ken Avalos
216.263.4795 / 216.563.2348	800.248.8863

Legg Mason Wood Walker	RBC Capital Markets
Jerry L. Doctrow	David T. Copp / Jay Leupp
800.368.2558	415.633.8558

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations Contact
17140 Bernardo Center Drive, Suite 222	BMR	The Bank of New York	Gary S. Maier
San Diego, CA 92128		101 Barclay Street, 11E	Maier & Company, Inc.
858.485.9840	Stock Exchange Listing	New York, NY 10286	310.442.9852
858.485.9843 (fax)	New York Stock Exchange	212.815.3782

Please visit our corporate web site at:
www.biomedrealty.com

2005 Tentative Schedule for Quarterly Results

First Quarter	Early May
Second Quarter	Early August
Third Quarter	Early November
Fourth Quarter	Early February

BIOMED REALTY TRUST, INC.
FINANCIAL AND OPERATING HIGHLIGHTS
DECEMBER 31, 2004

(In thousands, except per share, ratio and portfolio amounts)

	As of or for the three months ended
	12/31/04	9/30/04(1)
Selected Operating Data
Total revenues	$19,670	$8,985
Straight line rent	750	375
Fair value lease revenue (2)	175	112
Operating margin (3)	21%	22%
EBITDA (4)	9,378	4,217
Interest expense	962	218
Net income	2,955	1,827
Net income per share - diluted	$0.09	$0.06

FFO (5)	8,885	3,941
FFO per share - diluted (5)	$0.26	$0.13
AFFO (6)	9,563	4,422
AFFO per share - diluted (6)	$0.28	$0.14

Selected Balance Sheet Data
Cash and cash equivalents	$27,869	$36,863
Book cost of real estate assets	471,757	404,443
Total assets	581,723	519,764
Total liabilities	137,639	70,583
Minority interest	22,267	22,708
Total stockholders’ equity	421,817	426,473

Capitalization
Consolidated debt (excludes premium)	$96,901	$47,598
Total common shares outstanding	31,386	31,383
Total units outstanding	2,870	2,870
Total common shares and units outstanding	34,256	34,253
Share price at quarter end	$22.21	$17.59
Equity value at quarter end (7)	760,826	602,510
Total market capitalization	857,727	650,108
Debt / total market capitalization	11.3%	7.3%

Financial Ratios
Interest coverage (8)	9.3	19.3
Fixed charge coverage (8)	7.7	16.1
FFO payout	103.7%	116.8%
AFFO payout	96.4%	104.1%
Debt / total assets	16.7%	9.2%

Portfolio Statistics
Properties owned at end of quarter	17	13
Total square footage owned at end of quarter	2,629,350	2,298,641
Occupancy at end of quarter	95.3%	95.3%

(1)	Represents results for the period from August 11, 2004 through September 30, 2004.

(2)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of acquisition.

(3)	See page 7 for detail.

(4)	For a definition and discussion of EBITDA, see page 31. For a quantitative reconciliation of the differences between EBITDA and net income, see page 10.

(5)	For a definition and discussion of FFO, see page 31. For a quantitative reconciliation of the differences between FFO and net income, see page 8.

(6)	For a definition and discussion of AFFO, see page 31. For a quantitative reconciliation of the difference between AFFO and net income, see page 9. For a qualitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 10.

(7)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

(8)	For a discussion of coverage ratios, see page 31. See page 12 for detail.

BIOMED REALTY TRUST, INC.
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2004

(In thousands, except per share data)

			INHALE 201
			INDUSTRIAL
			ROAD, L.P.
			(PREDECESSOR)
	December 31, 2004	September 30, 2004	December 31, 2003
Assets
Rental property:
Land	$68,755	$58,410	$12,000
Ground lease	14,217	14,210	—
Buildings and improvements	388,785	331,823	37,588

	471,757	404,443	49,588
Less: accumulated depreciation and amortization	(3,269)	(989)	(2,563)

Net rental property	468,488	403,454	47,025

Investment in unconsolidated partnership	2,470	2,508	—
Cash and cash equivalents	27,869	36,863	157
Restricted cash	2,470	854	—
Accounts receivable, net	1,837	1,074	—
Accrued straight-line rents, net	3,306	2,535	2,427
Acquired above market leases, net	8,006	8,357	—
Deferred leasing costs, net	61,503	58,462	287
Deferred loan costs, net	1,700	1,388	29
Prepaid expenses	1,531	1,601	—
Other assets	2,543	2,668	131

Total assets	$581,723	$519,764	$50,056

Liabilities and Stockholders’ and Owners’ Equity
Liabilities:
Secured notes payable, net	$102,236	$47,598	$34,208
Security deposits	4,831	3,258	—
Due to affiliates	53	91	3,000
Dividends and distributions payable	9,249	5,055	—
Accounts payable and accrued expenses	7,529	7,663	389
Acquired lease obligations, net	13,741	6,918	—

Total liabilities	137,639	70,583	37,597

Minority interests	22,267	22,708	—
Stockholders’ and owners’ equity:
Preferred stock, $.01 par value, 15,000,000 shares authorized, none issued or outstanding	—	—	—
Common stock, $.01 par value, 100,000,000 shares authorized, 31,386,333 and 31,383,333 shares issued and outstanding	314	314	—
Additional paid-in capital	434,075	433,702	—
Deferred compensation	(4,182)	(4,672)	—
Dividends in excess of earnings	(8,390)	(2,871)	—
Owners’ equity	—	—	12,459

Total stockholders’ and owners’ equity	421,817	426,473	12,459

Total liabilities and stockholders’ and owners’ equity	$581,723	$519,764	$50,056

BIOMED REALTY TRUST, INC.
CONSOLIDATED STATEMENTS OF INCOME
DECEMBER 31, 2004

(In thousands, except per share data)

		Period
	Three	August 11, 2004
	Months ended	through
	December 31, 2004	September 30, 2004
Revenues:
Rental	$13,326	$6,107
Tenant recoveries	6,344	2,878

Total revenues	19,670	8,985

Expenses:
Rental operations	8,004	3,615
Depreciation and amortization	5,602	2,251
General and administrative	2,011	1,119

Total expenses	15,617	6,985

Income from operations	4,053	2,000

Equity in net loss of unconsolidated partnership	(11)	—
Interest income	66	124
Interest expense	(962)	(218)

Income before minority interests	3,146	1,906
Minority interests	(191)	(79)

Net income	$2,955	$1,827

Basic earnings per share	$0.10	$0.06

Diluted earnings per share	$0.09	$0.06

Weighted-average common shares outstanding:
Basic	31,107,856	30,673,883

Diluted	34,129,493	30,754,840

BIOMED REALTY TRUST, INC.
FUNDS FROM OPERATIONS (1)
DECEMBER 31, 2004

(In thousands, except per share data)

	Three Months Ended
	December 31, 2004	September 30, 2004 (2)
Reconciliation of net income to funds from operations:
Net income	$2,955	$1,827
Minority interest of exchangeable operating partnership units	278	(137)
Depreciation and amortization (3)	5,652	2,251

Funds from operations (FFO)	$8,885	$3,941

Weighted average shares outstanding - diluted	34,129,493	30,754,840

FFO per share - diluted	$0.26	$0.13

Dividends and distributions declared per share	$0.27	$0.15

FFO payout ratio (4)	103.7%	116.8%

(1)	For a definition and discussion of FFO, see page 31.

(2)	Represents results for the period from August 11, 2004 through September 30, 2004.

(3)	Includes the Company’s share of depreciation and amortization from unconsolidated joint ventures of $50 and $0, respectively.

(4)	Calculated as dividends and distributions declared per share divided by FFO per share - diluted.

8

BIOMED REALTY TRUST, INC.
ADJUSTED FUNDS FROM OPERATIONS (1)
DECEMBER 31, 2004

(In thousands, except per share data)

	Three Months Ended
	December 31, 2004	September 30, 2004 (2)
Funds from operations	$8,885	$3,941
Master lease receipts (3)	872	455
Capital expenditures	(57)	—
Amortization of deferred loan costs	113	49
Amortization of fair value of debt acquired	(219)	(88)
Non-cash stock compensation	544	328
Straight-line rents	(750)	(375)
Fair value lease revenue	175	112

Adjusted funds from operations (AFFO)	$9,563	$4,422

Weighted average shares outstanding - diluted	34,129,493	30,754,840

AFFO per share - diluted	$0.28	$0.14

Dividends and distributions declared	$0.27	$0.15

AFFO payout ratio (4)	96.4%	104.1%

(1)	For a definition and discussion of AFFO, see page 31. For a qualitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 10.

(2)	Represents results for the period from August 11, 2004 through September 30, 2004.

(3)	Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues, but as a reduction to assets.

(4)	Calculated as dividends and distributions declared per share divided by AFFO per share - diluted.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (1)
AND ADJUSTED FUNDS FROM OPERATIONS (2)
DECEMBER 31, 2004

(In thousands)

	Three Months Ended
	December 31, 2004	September 30, 2004 (3)
Reconciliation of net income to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income	$2,955	$1,827
Minority interest	(191)	(79)
Interest expense	962	218
Depreciation and amortization (4)	5,652	2,251

EBITDA	$9,378	$4,217

Reconciliation of cash flows provided by operating activities to adjusted funds from operations (AFFO):
Cash flows from operating activities	$5,746	$8,189
Changes in other assets and liabilities	2,945	(4,222)
Master lease receipts	872	455

AFFO	$9,563	$4,422

(1)	For a definition and discussion of EBITDA, see page 31.

(2)	For a definition and discussion of AFFO, see page 31.

(3)	Represents results for the period from August 11, 2004 through September 30, 2004.

(4)	Includes the Company’s share of depreciation and amortization from unconsolidated joint ventures of $50 and $0, respectively.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF
NET OPERATING INCOME (1)
DECEMBER 31, 2004

(In thousands)

	Three Months Ended
	December 31, 2004	September 30, 2004 (2)
Net income	$2,955	$1,827
Minority interest	191	79
Loss from unconsolidated joint venture	11	—
Interest expense	962	218
Interest income	(66)	(124)

Income from operations	4,053	2,000

Depreciation and amortization	5,602	2,251
General and administrative	2,011	1,119

Consolidated net operating income	$11,666	$5,370

(1)	For a definition and discussion of net operating income, see page 31.

(2)	Represents results for the period from August 11, 2004 through September 30, 2004.

BIOMED REALTY TRUST, INC.
COVERAGE RATIOS
DECEMBER 31, 2004

(In thousands, except ratios)

	Three Months Ended
	December 31, 2004	September 30, 2004 (1)
Interest coverage ratio: (2)
EBITDA	$9,378	$4,217
Interest expense:
Interest expense	962	218
Interest expense - unconsolidated joint venture	52	—

Total interest expense	1,014	218

Interest coverage ratio	9.3	19.3

Fixed charge coverage ratio: (2)
EBITDA	$9,378	$4,217
Fixed charges:
Interest expense	962	218
Interest expense - unconsolidated joint venture	52	—
Principal payments	190	44
Principal payments - unconsolidated joint venture	7	—

Total fixed charges	1,211	262

Fixed charge coverage ratio	7.7	16.1

(1)	Represents results for the period from August 11, 2004 through September 30, 2004.

(2)	For a discussion of coverage ratios, see page 31.

BIOMED REALTY TRUST, INC.
DEBT SUMMARY
DECEMBER 31, 2004

(In thousands)

	Stated	Effective	Principal	Unamortized	Maturity	Monthly	Due at
Consolidated debt:	Rate	Rate (1)	Balance	Premium (2)	Date	Debt Service	Maturity
Secured notes payable
Science Center Drive	7.65%	5.04%	$11,699	$1,677	07/01/11	$85	$10,800
Bridgeview	8.07%	5.04%	11,825	1,856	01/01/11	89	11,175
Elliott Avenue	7.38%	4.63%	16,996	1,111	11/24/07	142	15,550
Eisenhower Road	5.80%	4.63%	2,252	79	05/05/08	15	2,110
Ardentech Court	7.25%	5.06%	4,828	612	07/01/12	36	4,021
Towne Centre Drive	4.55%	4.55%	22,856	—	01/01/10	128	20,225
Monte Villa Parkway	4.55%	4.55%	10,007	—	01/01/10	56	8,855
Bayshore Boulevard	4.55%	4.55%	16,438	—	01/01/10	92	14,546

Total / weighted average on fixed rate notes	6.01%	4.71%	$96,901	$5,335		$643	$87,282

Variable rate debt
Unsecured line of credit	—	—	—	—	08/11/07	—	—

Total / weighted average consolidated debt	6.01%	4.71%	$96,901	$5,335		$643	$87,282

Pro rata share of unconsolidated joint venture debt
McKellar Court (21%)	8.56%	4.63%	2,275	1,248	01/01/10	18	2,140

Total / weighted average	8.56%	4.63%	$2,275	$1,248		$18	$2,140

Total / weighted average consolidated and pro rata share of unconsolidated joint venture debt	6.07%	4.71%	$99,176	$6,583		$661	$89,422

Unsecured Line of Credit - Matures on August 11, 2007

Facility	Balance	Remaining
$100,000	$—	$94,000	(3)

(1)	Represents the fair market rate that the Company could obtain on the date of acquisition of the building.

(2)	Represents the unamortized premium to record the debt at its fair market value based on the Company’s incremental borrowing rate on the date of acquisition.

(3)	Less $6.0 million for a letter of credit issued on our Bridgeview property, which reduces the amount available to be drawn on the facility.

BIOMED REALTY TRUST, INC.
DEBT MATURITIES AND PRINCIPAL PAYMENTS
DECEMBER 31, 2004

(In thousands)

Property	2005	2006	2007	2008	2009	Thereafter	Total
Science Center Drive	$123	$133	$143	$152	$167	$10,981	$11,699
Bridgeview	99	108	117	124	137	11,240	11,825
Elliott Avenue	470	506	16,020	—	—	—	16,996
Eisenhower Road	44	47	50	2,111	—	—	2,252
Ardentech Court	87	93	100	107	116	4,325	4,828
Towne Centre Drive	460	524	548	574	601	20,149	22,856
Monte Villa Parkway	220	230	241	252	264	8,800	10,007
Bayshore Boulevard	331	377	394	413	432	14,491	16,438

Total fixed rate notes	1,834	2,018	17,613	3,733	1,717	69,986	96,901

Unsecured line of credit	—	—	—	—	—	—	—

Total consolidated debt	1,834	2,018	17,613	3,733	1,717	69,986	96,901

McKellar Court (21%)	22	25	27	29	32	2,140	2,275

Total consolidated and pro rata share of
unconsolidated joint venture debt	$1,856	$2,043	$17,640	$3,762	$1,749	$72,126	$99,176

BIOMED REALTY TRUST, INC.
COMMON STOCK DATA AND ANALYSIS
DECEMBER 31, 2004

(In thousands,except share amounts)

SUMMARY OF COMMON SHARES

	Three Months Ended
	December 31, 2004	September 30, 2004 (1)
Weighted average shares outstanding	31,108	30,674
Weighted average units outstanding	2,870	2,177
Dilutive effect of restricted stock	90	47
Dilutive effect of stock warrant	61	34

Diluted shares	34,129	32,932
Less: anti-dilutive units outstanding	—	(2,177)

Diluted shares-EPS and FFO	34,129	30,755

	Year-to-Date

	December 31, 2004

Weighted average shares outstanding	30,965
Weighted average units outstanding	2,661
Dilutive effect of restricted stock	90
Dilutive effect of stock warrant	52

Diluted shares	33,768
Less: anti-dilutive units outstanding	—

Diluted shares-EPS and FFO	33,768

	December 31, 2004	September 30, 2004

Shares outstanding at end of period	31,386	31,383
Units outstanding at end of period	2,870	2,870
Dilutive effect of restricted stock	90	47
Dilutive effect of stock warrant	61	34

Total	34,407	34,334

(1)	Covers the period from the initial public offering on August 11, 2004 through September 30, 2004.

COMMON STOCK DATA

	Three Months Ended
	December 31, 2004	September 30, 2004
High Price	$22.95	$18.05
Low Price	$17.10	$15.75
Average Closing Price	$19.37	$17.14
Closing Price	$22.21	$17.59
Dividends per share - Annualized	$1.08	$1.08
Closing Dividend Yield - Annualized	4.9%	6.1%

DIVIDENDS PER SHARE

Three Months Ended
	December 31, 2004	September 30, 2004

Amount	$0.27	$0.1497
Declared	December 14, 2004	September 14, 2004
Record	December 31, 2004	September 30, 2004
Paid	January 14, 2005	October 15, 2004

BIOMED REALTY TRUST, INC.
PORTFOLIO SUMMARY
DECEMBER 31, 2004

(In thousands)

						Current		% of
			% of	Current	% of Current	Annualized	Annualized	Annualized	Revenue per
		Square	Total	Annualized	Annualized	Revenue per	Revenue	Revenues	Sq Ft	% of
Market	Properties	Feet	Sq Ft	Revenue (1)	Revenues	Leased Sq Ft	at Expiration	at Expiration	at Expiration	NOI (2)
San Francisco	4	623,570	23.7%	$12,889	21.7%	$23.28	$17,279	25.2%	$31.20	25.8%
San Diego	6	444,467	16.9%	13,257	22.3%	30.94	15,027	21.9%	35.07	24.2%
Seattle	2	185,989	7.1%	6,249	10.5%	33.60	7,732	11.3%	41.57	15.2%
New York/New Jersey	1	751,648	28.6%	14,902	25.1%	20.89	15,071	21.9%	21.13	19.5%
Pennsylvania	2	454,859	17.3%	9,498	16.0%	20.88	9,584	14.0%	21.07	14.1%
Maryland	2	168,817	6.4%	2,625	4.4%	15.55	3,970	5.8%	23.52	1.2%

Total / weighted avg	17	2,629,350	100.0%	$59,420	100.0%	$23.72	$68,663	100.0%	$27.41	100.0%

(1)	Current annualized revenue is the monthly contractual rent under existing leases at December 31, 2004, multiplied by 12 months. Includes contractual amounts to be received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes.

(2)	Net operating income (“NOI”) calculations are based on actual NOI for the fourth quarter of 2004 generated from properties owned as of December 31, 2004.

BIOMED REALTY TRUST, INC.
OCCUPANCY SUMMARY
DECEMBER 31, 2004

		Square Feet			% of Total
Market	Properties	Leased	Vacant	Total	Leased	Vacant	Total
San Francisco	4	553,755	69,815	623,570	88.8%	11.2%	100.0%
San Diego	6	428,492	15,975	444,467	96.4%	3.6%	100.0%
Seattle	2	185,989	—	185,989	100.0%	0.0%	100.0%
New York/New Jersey	1	713,272	38,376	751,648	94.9%	5.1%	100.0%
Pennsylvania	2	454,859	—	454,859	100.0%	0.0%	100.0%
Maryland	2	168,817	—	168,817	100.0%	0.0%	100.0%

Total	17	2,505,184	124,166	2,629,350	95.3%	4.7%	100.0%

BIOMED REALTY TRUST, INC.
LEASE EXPIRATIONS
DECEMBER 31, 2004

(In thousands)

							% of
	Sq Ft of	% of Total	Current	% of Current	Revenue per	Annualized	Annualized	Revenue per
	Expiring	Square	Annualized	Annualized	Sq Ft	Revenues	Revenues	Sq Ft
Year of Lease Expiration	Leases	Feet	Revenues	Revenues	Current	at Expiration	at Expiration	at Expiration
Vacant	124,166	4.7%	$—	0.0%	$—	$—	0.0%	$—
2005	153,734	5.8%	2,372	4.0%	15.43	2,394	3.5%	15.57
2006	142,820	5.4%	2,557	4.3%	17.90	2,615	3.8%	18.31
2007	431,950	16.4%	11,074	18.6%	25.64	11,052	16.1%	25.59
2008	325,674	12.4%	8,664	14.6%	26.60	9,248	13.5%	28.40
2009	381,366	14.5%	7,866	13.2%	20.62	8,088	11.8%	21.21
2010	276,058	10.5%	6,681	11.2%	24.20	6,812	9.9%	24.67
2011	55,898	2.1%	3,207	5.4%	57.37	4,058	5.9%	72.59
2012	39,053	1.5%	996	1.7%	25.50	1,289	1.9%	33.00
2013	104,952	4.0%	851	1.4%	8.11	2,014	2.9%	19.19
2014	188,733	7.2%	5,462	9.2%	28.94	6,986	10.2%	37.02
Thereafter	404,946	15.4%	9,689	16.3%	23.93	14,107	20.5%	34.84

Total / weighted average	2,629,350	100.0%	$59,420	100.0%	$23.72	$68,663	100.0%	$27.41

	Square Feet Expiring
	Expiration Year
Market	2005	2006	2007	2008	2009	Thereafter	Total
San Francisco	70,941	61,444	73,543	—	55,588	292,239	553,755
San Diego	24,897	37,063	61,900	14,013	28,757	261,862	428,492
Seattle	—	—	—	134,989	—	51,000	185,989
New York/New Jersey	57,896	16,563	296,507	1,294	297,021	43,991	713,272
Pennsylvania	—	27,750	—	175,378	—	251,731	454,859
Maryland	—	—	—	—	—	168,817	168,817

Total	153,734	142,820	431,950	325,674	381,366	1,069,640	2,505,184

	% of Total Portfolio Current Rent Expiring
	Expiration Year
Market	2005	2006	2007	2008	2009	Thereafter	Total
San Francisco	1.0%	0.9%	4.2%	0.0%	1.7%	14.0%	21.7%
San Diego	1.3%	2.1%	3.6%	1.3%	1.6%	12.4%	22.3%
Seattle	0.0%	0.0%	0.0%	8.5%	0.0%	2.0%	10.5%
New York/New Jersey	1.7%	0.7%	10.9%	0.1%	10.0%	1.8%	25.1%
Pennsylvania	0.0%	0.6%	0.0%	4.7%	0.0%	10.6%	16.0%
Maryland	0.0%	0.0%	0.0%	0.0%	0.0%	4.4%	4.4%

Total	4.0%	4.3%	18.6%	14.6%	13.2%	45.2%	100.0%

BIOMED REALTY TRUST, INC.
PORTFOLIO BY SIZE
DECEMBER 31, 2004

(In thousands)

							% of
	Leased	% of Total	Current	% of Current	Revenue per	Annualized	Annualized	Revenue per
	Square	Square	Annualized	Annualized	Sq Ft	Revenues	Revenues	Sq Ft
Square Feet Under Lease	Feet	Feet	Revenues	Revenues	Current	at Expiration	at Expiration	at Expiration
2,500 or less	16,370	0.7%	$400	0.7%	$24.45	$404	0.6%	$24.68
2,501 to 5,000	21,882	0.9%	556	0.9%	25.43	584	0.8%	26.67
5,001 to 7,500	19,511	0.8%	619	1.0%	31.75	638	0.9%	32.70
7,501 to 10,000	7,842	0.3%	90	0.2%	11.50	151	0.2%	19.30
10,001 to 20,000	147,660	5.9%	3,980	6.7%	26.96	3,996	5.8%	27.06
20,001 to 40,000	237,286	9.5%	3,412	5.7%	14.38	3,957	5.8%	16.68
40,001 to 60,000	313,272	12.5%	9,633	16.2%	30.75	12,863	18.7%	41.06
60,001 to 80,000	698,852	27.9%	18,692	31.5%	26.75	22,613	32.9%	32.36
80,001 to 100,000	178,614	7.1%	2,794	4.7%	15.64	3,340	4.9%	18.70
100,001 to 200,000	612,163	24.4%	12,921	21.7%	21.11	13,721	20.0%	22.41
200,001 or greater	251,731	10.0%	6,321	10.6%	25.11	6,395	9.3%	25.40

Total / weighted average	2,505,184	100.0%	$59,420	100.0%	$23.72	$68,663	100.0%	$27.41

BIOMED REALTY TRUST, INC.
SAN FRANCISCO MARKET
DECEMBER 31, 2004

(In thousands)

						Current
					Current	Annualized	Annualized	Revenue per	Encumbered
					Annualized	Revenue per	Revenue	Sq Ft	with Secured
	Buildings	Square Feet	% of Total	Leased %	Revenue	Leased Sq Ft	at Expiration	at Expiration	Debt
San Francisco
Industrial Road	1	171,965	27.6%	73.0%	$5,826	$46.43	$6,820	$54.35	N
Bridgeview	2	212,673	34.1%	89.0%	1,850	9.77	3,199	16.90	Y
Bayshore Boulevard	3	183,344	29.4%	100.0%	4,203	22.92	6,118	33.37	Y
Ardentech Court	1	55,588	8.9%	100.0%	1,010	18.17	1,142	20.54	Y

Total / weighted average	7	623,570	100.0%	88.8%	$12,889	$23.28	$17,279	$31.20

LEASE EXPIRATIONS

	Sq Ft of	% of Total	Current	% of Current	Revenue per	Revenue per
	Expiring	Square	Annualized	Annualized	Sq Ft	Sq Ft
Year of Lease Expiration	Leases	Feet	Revenues	Revenues	Current	at Expiration
Vacant	69,815	11.2%	$—	0.0%	$—	$—
2005	70,941	11.4%	598	4.6%	8.43	8.43
2006	61,444	9.9%	516	4.0%	8.40	8.40
2007	73,543	11.8%	2,475	19.2%	33.66	35.26
2008	—	0.0%	—	0.0%	—	—
2009	55,588	8.9%	1,010	7.8%	18.17	20.54
2010	—	0.0%	—	0.0%	—	—
2011	55,898	9.0%	3,207	24.9%	57.37	72.59
2012	—	0.0%	—	0.0%	—	—
2013	104,952	16.8%	851	6.6%	8.11	19.19
2014	—	0.0%	—	0.0%	—	—
Thereafter	131,389	21.1%	4,232	32.8%	32.21	48.39

Total / weighted average	623,570	100.0%	$12,889	100.0%	$23.28	$31.20

BIOMED REALTY TRUST, INC.
SAN DIEGO MARKET
DECEMBER 31, 2004
(In thousands)

						Current
					Current	Annualized	Annualized	Revenue per	Encumbered
					Annualized	Revenue per	Revenue	Sq Ft	with Secured
	Buildings	Square Feet	% of Total	Leased %	Revenue	Leased Sq Ft	at Expiration	at Expiration	Debt
San Diego
Towne Centre Drive	3	115,870	26.1%	100.0%	$3,824	$33.00	$4,989	$43.06	Y
Bernardo Center Drive	1	61,286	13.8%	100.0%	2,113	34.48	2,330	38.01	N
McKellar Court (1)	1	72,863	16.4%	100.0%	1,639	22.49	1,997	27.41	Y
Science Center Drive	1	53,740	12.1%	100.0%	1,660	30.88	1,660	30.88	Y
Balboa Avenue	1	35,344	8.0%	100.0%	642	18.17	716	20.26	N
San Diego Science Center	1	105,364	23.7%	84.8%	3,380	37.81	3,335	37.31	N

Total / weighted average	8	444,467	100.0%	96.4%	$13,257	$30.94	$15,0274	$35.07

LEASE EXPIRATIONS

	Sq Ft of	% of Total	Current	% of Current	Revenue per	Revenue per
	Expiring	Square	Annualized	Annualized	Sq Ft	Sq Ft
Year of Lease Expiration	Leases	Feet	Revenues	Revenues	Current	at Expiration
Vacant	15,975	3.6%	$—	0.0%	$—	$—
2005	24,897	5.6%	771	5.8%	30.96	31.19
2006	37,063	8.3%	1,256	9.5%	33.89	35.15
2007	61,900	13.9%	2,144	16.2%	34.64	38.17
2008	14,013	3.2%	755	5.7%	53.89	57.32
2009	28,757	6.5%	939	7.1%	32.65	28.90
2010	19,389	4.4%	270	2.0%	13.92	15.72
2011	—	0.0%	—	0.0%	—	—
2012	—	0.0%	—	0.0%	—	—
2013	—	0.0%	—	0.0%	—	—
2014	188,733	42.5%	5,462	41.2%	28.94	37.02
Thereafter	53,740	12.1%	1,660	12.5%	30.88	30.88

Total / weighted average	444,467	100.0%	$13,257	100.0%	$30.94	$35.07

(1)	This property is an unconsolidated joint venture, of which the Company owns 21%.

BIOMED REALTY TRUST, INC.
SEATTLE MARKET
DECEMBER 31, 2004

(In thousands)

						Current
					Current	Annualized	Annualized	Revenue per	Encumbered
					Annualized	Revenue per	Revenue	Sq Ft	with Secured
	Buildings	Square Feet	% of Total	Leased %	Revenue	Leased Sq Ft	at Expiration	at Expiration	Debt
Seattle
Elliott Avenue	1	134,989	72.6%	100.0%	$5,077	$37.61	$5,613	$41.58	Y
Monte Villa Parkway (1)	1	51,000	27.4%	100.0%	1,172	22.99	2,119	41.56	Y

Total / weighted average	2	185,989	100.0%	100.0%	$6,249	$33.60	$7,732	$41.57

LEASE EXPIRATIONS

	Sq Ft of	% of Total	Current	% of Current	Revenue per	Revenue per
	Expiring	Square	Annualized	Annualized	Sq Ft	Sq Ft
Year of Lease Expiration	Leases	Feet	Revenues	Revenues	Current	at Expiration
Vacant	—	0.0%	$—	0.0%	$—	$—
2005	—	0.0%	—	0.0%	—	—
2006	—	0.0%	—	0.0%	—	—
2007	—	0.0%	—	0.0%	—	—
2008	134,989	72.6%	5,077	81.2%	37.61	41.58
2009	—	0.0%	—	0.0%	—	—
2010	—	0.0%	—	0.0%	—	—
2011	—	0.0%	—	0.0%	—	—
2012	—	0.0%	—	0.0%	—	—
2013	—	0.0%	—	0.0%	—	—
2014	—	0.0%	—	0.0%	—	—
Thereafter	51,000	27.4%	1,172	18.8%	22.99	41.56

Total / weighted average	185,989	100.0%	$6,249	100.0%	$33.60	$41.57

(1)	A lease comprising 13,986 commences January 1, 2005. Current annualized revenue for this lease is not included.

BIOMED REALTY TRUST, INC.
NEW YORK/NEW JERSEY MARKET
DECEMBER 31, 2004

(In thousands)

						Current
					Current	Annualized	Annualized	Revenue per	Encumbered
					Annualized	Revenue per	Revenue	Sq Ft	with Secured
	Buildings	Square Feet	% of Total	Leased %	Revenue	Leased Sq Ft	at Expiration	at Expiration	Debt
New York/New Jersey
Landmark at Eastview	8	751,648	100.0%	94.9%	$14,902	$20.89	$15,071	$21.13	N

Total / weighted average	8	751,648	100.0%	94.9%	$14,902	$20.89	$15,071	$21.13

LEASE EXPIRATIONS

	Sq Ft of	% of Total	Current	% of Current	Revenue per	Revenue per
	Expiring	Square	Annualized	Annualized	Sq Ft	Sq Ft
Year of Lease Expiration	Leases	Feet	Revenues	Revenues	Current	at Expiration
Vacant	38,376	5.1%	$—	0.0%	$—	$—
2005	57,896	7.7%	1,003	6.7%	17.33	17.60
2006	16,563	2.2%	408	2.7%	24.61	24.61
2007	296,507	39.4%	6,455	43.3%	21.77	20.56
2008	1,294	0.2%	32	0.2%	25.00	25.00
2009	297,021	39.5%	5,917	39.7%	19.92	20.59
2010	4,938	0.7%	91	0.6%	18.42	22.58
2011	—	0.0%	—	0.0%	—	—
2012	39,053	5.2%	996	6.7%	25.50	33.00
2013	—	0.0%	—	0.0%	—	—
2014	—	0.0%	—	0.0%	—	—
Thereafter	—	0.0%	—	0.0%	—	—

Total / weighted average	751,648	100.0%	$14,902	100.0%	$20.89	$21.13

BIOMED REALTY TRUST, INC.
PENNSYLVANIA MARKET
DECEMBER 31, 2004

(In thousands)

						Current
					Current	Annualized	Annualized	Revenue per	Encumbered
					Annualized	Revenue per	Revenue	Sq Ft	with Secured
	Buildings	Square Feet	% of Total	Leased %	Revenue	Leased Sq Ft	at Expiration	at Expiration	Debt
Pennsylvania
King of Prussia	5	427,109	93.9%	100.0%	$9,121	$21.35	$9,195	$21.53	N
Eisenhower Road	1	27,750	6.1%	100.0%	377	13.60	389	14.00	Y

Total / weighted average	6	454,859	100.0%	100.0%	$9,498	$20.88	$9,584	$21.07

LEASE EXPIRATIONS

	Sq Ft of	% of Total	Current	% of Current	Revenue per	Revenue per
	Expiring	Square	Annualized	Annualized	Sq Ft	Sq Ft
Year of Lease Expiration	Leases	Feet	Revenues	Revenues	Current	at Expiration
Vacant	—	0.0%	$—	0.0%	$—	$—
2005	—	0.0%	—	0.0%	—	—
2006	27,750	6.1%	377	4.0%	13.60	14.00
2007	—	0.0%	—	0.0%	—	—
2008	175,378	38.6%	2,800	29.5%	15.97	15.97
2009	—	0.0%	—	0.0%	—	—
2010	251,731	55.3%	6,321	66.5%	25.11	25.40
2011	—	0.0%	—	0.0%	—	—
2012	—	0.0%	—	0.0%	—	—
2013	—	0.0%	—	0.0%	—	—
2014	—	0.0%	—	0.0%	—	—
Thereafter	—	0.0%	—	0.0%	—	—

Total / weighted average	454,859	100.0%	$9,498	100.0%	$20.88	$21.07

BIOMED REALTY TRUST, INC.
MARYLAND MARKET
DECEMBER 31, 2004

(In thousands)

						Current
					Current	Annualized	Annualized	Revenue per	Encumbered
					Annualized	Revenue per	Revenue	Sq Ft	with Secured
	Buildings	Square Feet	% of Total	Leased %	Revenue	Leased Sq Ft	at Expiration	at Expiration	Debt
Maryland
Beckley Street	1	77,225	45.7%	100.0%	$1,575	$20.39	$2,382	$30.84	N
Tributary Street	1	91,592	54.3%	100.0%	1,050	11.46	1,588	17.34	N

Total / weighted average	2	168,817	100.0%	100.0%	$2,625	$15.55	$3,970	$23.52

LEASE EXPIRATIONS

	Sq Ft of	% of Total	Current	% of Current	Revenue per	Revenue per
	Expiring	Square	Annualized	Annualized	Sq Ft	Sq Ft
Year of Lease Expiration	Leases	Feet	Revenues	Revenues	Current	at Expiration
Vacant	—	0.0%	$—	0.0%	$—	$—
2005	—	0.0%	—	0.0%	—	—
2006	—	0.0%	—	0.0%	—	—
2007	—	0.0%	—	0.0%	—	—
2008	—	0.0%	—	0.0%	—	—
2009	—	0.0%	—	0.0%	—	—
2010	—	0.0%	—	0.0%	—	—
2011	—	0.0%	—	0.0%	—	—
2012	—	0.0%	—	0.0%	—	—
2013	—	0.0%	—	0.0%	—	—
2014	—	0.0%	—	0.0%	—	—
Thereafter	168,817	100.0%	2,625	100.0%	15.55	23.52

Total / weighted average	168,817	100.0%	$2,625	100.0%	$15.55	$23.52

BIOMED REALTY TRUST, INC.
20 LARGEST TENANTS
DECEMBER 31, 2004

(In thousands)

									% of
					Current	% of Current			Annualized
				Current	Annualized	Annualized	Annualized	Revenue per	Revenues
			% of Total	Annualized	Revenue per	Revenues	Revenue	Sq Ft	at Expiration	Expiration
	Largest Tenants (1)	Square Feet	Portfolio	Revenue	Leased Sq Ft	Total Portfolio	at Expiration	at Expiration	Total Portfolio	Date
1	Centocor, Inc. (Johnson & Johnson)	251,731	9.6%	$6,321	$25.11	10.7%	$6,395	$25.40	9.3%	Mar-10
2	Nektar Therapeutics	125,491	4.8%	5,826	46.43	9.8%	6,820	54.35	9.9%	Oct-16	(2)
3	Regeneron Pharmaceuticals, Inc.	211,813	8.1%	4,686	22.12	7.9%	4,348	20.53	6.3%	Dec-09	(3)
4	Illumina, Inc.	115,870	4.4%	3,824	33.00	6.4%	4,989	43.06	7.3%	Aug-14
5	Crompton Corporation	182,829	7.0%	3,377	18.47	5.7%	3,377	18.47	4.9%	Dec-09
6	Intermune, Inc.	55,898	2.1%	3,207	57.37	5.4%	4,058	72.59	5.9%	Apr-11
7	Chiron Corporation	71,153	2.7%	2,858	40.17	4.8%	3,123	43.89	4.6%	Mar-08
8	The Rubenstein Company	175,378	6.7%	2,800	15.97	4.7%	2,800	15.97	4.1%	Jun-08
9	Guilford Pharmaceuticals	168,817	6.5%	2,625	15.55	4.4%	3,970	23.52	5.8%	Jan-19
10	Cell Therapeutics, Inc.	63,836	2.4%	2,218	34.75	3.7%	2,490	39.00	3.6%	Jan-08
11	University of California Regents	61,286	2.3%	2,113	34.48	3.6%	2,330	38.01	3.4%	Apr-07
12	ACS	71,399	2.7%	1,791	25.08	3.0%	1,791	25.08	2.6%	Dec-07
13	Emisphere Technologies, Inc.	87,022	3.3%	1,744	20.04	2.9%	1,752	20.13	2.6%	Aug-07
14	Ligand Pharmaceuticals	53,740	2.1%	1,660	30.88	2.8%	1,660	30.88	2.4%	Aug-15
15	Quidel Corporation (4)	72,863	2.8%	1,639	22.49	2.8%	1,997	27.41	2.9%	Dec-14
16	Aton Pharma, Inc. (Merck)	49,613	1.9%	1,272	25.63	2.1%	1,564	31.53	2.3%	Jun-12	(5)
17	Nastech Phamaceutical	51,000	2.0%	1,172	22.99	2.0%	2,119	41.56	3.1%	Jan-16
18	Vicuron Pharmaceuticals, Inc.	55,588	2.1%	1,010	18.17	1.7%	1,142	20.54	1.7%	Nov-09
19	SCVSI / Pfizer	14,013	0.5%	755	53.89	1.3%	803	57.32	1.2%	Dec-08
20	Progenics Pharmaceuticals	32,623	1.3%	684	20.96	1.2%	792	24.29	1.2%	Dec-09

	Total (6)	1,971,963	75.6%	$51,580	$26.16	87.0%	$58,321	$29.57	85.1%

(1)	Based on current annualized rent. Current annualized rent is the monthly contractual rent as of December 31, 2004, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	45,574 sq. ft. expires July 2007 (terminated in January 2005) and 79,917 sq. ft. expires October 2016. See page 30.

(3)	138,086 sq. ft. expires December 2007 and 73,726 sq. ft. expires December 2009.

(4)	This tenant occupies a property that is an unconsolidated joint venture, of which the Company owns 21%.

(5)	10,560 sq. ft. expires May 2006 and 39,053 sq. ft. expires June 2012.

(6)	Without regard to any early lease terminations and/or renewal options.

BIOMED REALTY TRUST, INC.
LAND DEVELOPMENT PARCELS
DECEMBER 31, 2004

		Developable
Property	Market	Square Feet
Towne Centre Drive	San Diego	84,000
Landmark at Eastview	New York / New Jersey	464,000

Total		548,000

BIOMED REALTY TRUST, INC.
ACQUISITIONS
FOURTH QUARTER 2004

(In thousands)

		Date		Square		%
Property	Market	Acquired	Buildings	Feet	Investment (1)	Leased
San Diego Science Center	San Diego	Oct-04	1	105,364	$29,750	84.8%
Ardentech Court	San Francisco	Nov-04	1	55,588	10,500	100.0%
Beckley Street	Maryland	Dec-04	1	77,225	15,240	100.0%
Tributary Street	Maryland	Dec-04	1	91,592	10,160	100.0%

Total			4	329,769	$65,650	95.2%

(1)	Includes debt assumed, if any. Excludes closing costs

BIOMED REALTY TRUST, INC.
JOINT VENTURES
DECEMBER 31, 2004

	Acquisition	Effective	Square	%
Property	Date	Ownership % (1)	Feet	Leased
Wholly-owned		100.0%	2,129,378	94.2%

Consolidated Joint Venture
King of Prussia - Pennsylvania	Aug. 11, 2004	89.0%	427,109	100.0%

Unconsolidated Joint Venture
McKellar Court - San Diego	Sept. 30, 2004	21.0%	72,863	100.0%

Total Square Feet			2,629,350	95.3%

(1)	The amounts shown above approximate our economic ownership interest for the period presented. Cash flow from operations, capital transactions, and net income/loss are allocated to the joint venture partners in accordance with their respective partnership agreements. Our share of these items is subject to change based on the operations of the property and the timing and amount of capital transactions.

UNCONSOLIDATED JOINT VENTURE

(In thousands)

McKellar Court
Miscellaneous Balance Sheet Information as of December 31, 2004:
Rental property	$21,621
Other assets	1,487

Total assets	$23,108

Secured notes payable (1)	$16,779
Other liabilities	339
Equity	5,990

Total liabilities and partners’ equity	$23,108

Results of Operations for the three months ended December 31, 2004:
Total revenues	$478
Expenses:
Rental operations	51
Depreciation and amortization	240

Income from operations	187
Interest income	1
Interest expense	(240)

Net loss	$(52)

(1)	Includes debt premium of $5,944.

BioMed Realty Trust’s share

Secured notes payable	$3,523

Net loss	$(11)
Depreciation and amortization	50

Funds from operations	$39

Supplemental information
Distributions	$27
Interest expense	$50

BIOMED REALTY TRUST, INC.
LEASING ACTIVITY
DECEMBER 31, 2004

				Date of	Change of
				Leasing	Rentable
Tenant	Property	Market	Description	Event	Square Feet
Savvy Networks	Landmark at Eastview	New York / New Jersey	Lease extension	Dec-04	—
Total

Subsequent Activity

1.	Nektar Therapeutics terminated a 45,574 square foot lease at Industrial Road - San Francisco in January 2005, which was simultaneously leased to Nuvelo, Inc. The Nuvelo, Inc. lease included an additional 10,000 square feet over seven years commencing in September 2005 (projected).

BIOMED REALTY TRUST, INC.
NON-GAAP FINANCIAL MEASURE DEFINITIONS
DECEMBER 31, 2004

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.

Funds from Operations (FFO)

We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.

Adjusted Funds from Operations (AFFO)

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Management uses EBITDA as an indicator of our ability to incur and service debt. In addition, we consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA is calculated before recurring cash charges including interest expense and taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility is limited.

Coverage Ratios

We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from EBITDA, their utility is limited by the same factors that limit the usefulness of EBITDA as a liquidity measure.

Net Operating Income (NOI)

We use NOI as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnership, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.